TerreStar

Mobile Communications. Redefined.

TerreStar

August 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,”
“intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

TerreStar Networks
• Owned by U.S. publicly-traded TerreStar Corporation
 – (NASDAQ: TSTR)
• Funded into 2010
 – Viable, stable and innovating
• Unique spectrum position
 – 20 MHz of spectrum in 2.0 GHz range (ATC eligible)
 –  8 MHz of nationwide 1.4 spectrum
• Most advanced, powerful commercial communications satellite
 – Launched July 1, 2009
 – First call over satellite using smartphones with no external antennas completed July 19, 2009
• Channel partners in place
• Government CRADA extended through Oct 2010
• Holistic Technology Ecosystem
 – Integrated satellite/ ground-based design
 – Flexible device form factors
 • Handsets similar to today’s cellular devices
 • Mobile data modems
 • Chipsets for OEM integration
 • Typical mobile devices can be enabled

TerreStar Corporation
NASDAQ: TSTR
Formerly Motient Corporation
MVH Holdings Inc.
Motient Ventures Holding Inc.
TerreStar Networks Inc.
TerreStar Global Ltd.
TerreStar National Services, Inc.
TerreStar License Inc.
TerreStar Europe Ltd.
(a UK Company)
TerreStar Networks Holdings (Canada) Inc.
TerreStar Networks (Canada) Inc.
Legal entity indirectly holding 20MHz of 2.0GHz spectrum
Holdings structured to comply with Canadian foreign ownership rules

TerreStar

TerreStar Corporate Structure

Alaska
Canada
Hawaii
United States
Puerto Rico
U.S. Virgin Islands
TerreStar Coverage Map
Spot beams respond dynamically to usage requirement
2GHz MSS Satellite Direct
ATC Using MSS 2GHz Frequency
Ku - Band Feeder Links
Geographically Diverse Earth Stations
Standard Communication Networks
IP Cloud/ PSTN

TerreStar

Integrated Network Architecture

NASDAQ WELCOME
TERRESTAR CORPORA
NASDAQ LISTED [TST
AUGUST 16, 2007
Terre Star
NASDAQ
voice mail
Connected to satellite
e-mail

Significant Development Progress
TerreStar Networks Strategy
 Spectrum Perfected, License Secured
 ✓  Successful Satellite Launch
 ✓  Call Completed Over Satellite with Integrated Satellite-Terrestrial Devices
 ✓  All FCC and IC Milestones Achieved
 Minimize Risk
 ✓  Experienced Management
 ✓  Market-Defining Technology
 ✓  Tier 1 Partners and Suppliers
 Prudent Capital Plan
 ✓  Targeted and Prioritized Technology Spend
 ✓  Aggressive Operating Expense Reduction
 ✓  Restructured Agreements with Partners and Suppliers

Assets and Capabilities
 • Most powerful two-way commercial communications satellite ever launched -- in IOT and performing well
 • Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska
 • Capable of generating approximately 500 simultaneous spot beams
 • TerreStar-2 underway
 • 2 Satellite Gateways licensed, ground segments completed --
 in testing
 • ATC global IP license portfolio
 • Significant 2 GHz Ecosystem

LORAL Space & Communications

arianespace service & solutions

TechFaith

QUALCOMM

infineon

CGI AMS

accenture

CISCO

NOKIA

HUGHES

TerreStar

Industry-Leading Partners and Suppliers
OSS/BSS
Network
Critical Partner Ecosystem is in Place and Executing to Plan

 Satellite
Devices

Final Satellite review for shipment to launch base
Commence Core Network/IT Development Program
TerreStar1 Launch
TerreStar Network Operational
EB Commercial Terminals ready
ALL IP NETWORK AVAILABILITY
JULY
2009
Q1
Q2
Q3
Q4
SERVICE AVAILABILITY
Begin handset certification for PTCRB and AT&T
Core Services available
Voice Service
Email
Mobile Web
Final hardware and software certification to perfect spectrum
Complete Satellite simulated calls with ground network
TerreStar

Key Dates in 2009

TSN
Start
voice mail
e-mail
Connected to satellite
Switch to cellular mode
Satellite Mode Guide
Switch to Cellular
OK

TerreStar

Integrated Satellite Terrestrial Smartphone
Reference Design for TerreStar by EB
• Customizable
 – Components usable by any ODM
• User Interface
 – Windows Mobile Professional 6.5
 – Touch Screen
 – QWERTY Keyboard
• Terrestrial
 – Dual-band WCDMA (850 and 1900)
 – Quad-band GSM/EGPRS (850,900,1800,1900)
 – Wi-Fi
 – Bluetooth
• Satellite
 – 2.x GHz GMR-3G
 – No External Antenna
• Form Factor - Conventional Size & Weight
 – 4.2” x 2.5” x 0.8”
 – 5.2 ounces (with battery)

Next Generation Chipsets
GSM/HSPA/LTE/GMR-3G
• Infineon Chipset
 – Software Defined Radio
 • Programmable protocols
 • Support for all major
 frequency bands
 – High volume / Low cost
 chips
 – Lower power
 consumption
• Hughes Network Systems
 Satellite Base Stations
 – Native support for GMR3-
 G Satellite Protocol
CDMA/HRPD(EVDO)HSPA+/LTE/sHR
 PD
• Qualcomm Chipset
 – sHRPD Satellite Protocol in
 future chips
 • Significant downstream
 channels
 – High volume / Low cost chips
 – Universal - 3GPP, 3GPP2,
 CDMA
• Alcatel-Lucent Satellite Base
 Stations
 – Leverage Commercial Base
 Stations
 • Higher Volumes

TerreStar
Mobile Communications. Redefined.

iridium

ICO

Globalstar

inmarsat

SKYTERRA
COMMUNICATIONS

TerreStar

TerreStar vs. the Competition
GEO, single satellite covering US and Canada
Next gen system with configurable spot beams
Voice, data up to 400 kbps
Broadcast mobile video capable
PDA size GSM/satellite handsets at prices slightly higher
 than standard cellular PDAs  (~$700 initially, ~$500 with
 volume)
LEO, 66 satellites, global
including polar
Legacy system
Large $1500 handset
2.4k voice, 2.4k data
$1-2/min
LEO, 40 satellites, global
Legacy system
Large expensive handsets
Voice, Data up to 9.6 kbps
Failing satellite system
GEO, single satellite covering
US and Canada
Next gen system with
 configurable spot beams
Mobile video to vehicle platform
 (MIM - Mobile Interactive Media) for
 video and two-way messaging
 GEO, two satellite covering
 US and Canada
Current legacy system: GEO two satellites
 covering N, central and part of S. America
Large expensive terminals $4000+
Planned next gen system similar to TerreStar’s
Global coverage
 Legacy system
 Very large, expensive
  terminals & devices
 Voice, data up to 492
 kbps

Financials

Consolidated Condensed Balance Sheet 6/30/09

Unaudited - $ in millions

Cash and cash equivalents	$111	Accounts payable and accrued expense	$20
Other current assets	10	Dividents payable on Series A & B	5
Total current assets	121	Total current liabilities	25

Fixed assets, net	818	Notes and accrued interest, net of discount	839
Intangible assets, net	350	Other long term liabilities	18
Other long term assets	14		882
Total assets	$1,303
		Series A convertible preferred stock	90
		Series B convertible preferred stock	319

		All other equity and APIC	1,206
		Accumulated deficit	(1,194)
			$1,303

Projected Capital Expenditures	July 2009 - June 2010
Capital Expenditure Contractual Commitments (1)	$77

(1) Includes TerreStar-1 orbital incentive payments and handset/chipset costs, TerreStar-2 construction funded by Credit Agreement

Capital Expenditure Contractual Commitments (1)	$77

(1) Includes TerreStar-1 orbital incentive payments and handset/chipset costs, TerreStar-2 construction funded by Credit Agreement

Senior Secured PIK Notes:
Face Amount  $550M
Maturity:  2/14/2014
PIK Interest: 16.5% on 2/15 & 8/15
Senior Exchangeable Notes:
Face Amount: $150M
Maturity: 6/15/2014
Interest & Conversion: PIK thru 3/2011 at
  6.5% interest
 Convertible into
 TSTR shares at
 $5.57/share
TerreStar-2 Credit Agreement:
Face Amount: $100M -
 outstanding $39.5M
Maturity: 2/5/2013
Interest:  PIK thru 2/2012 at
 14% interest
Preferred Stock:
Series A:   $90M
Series B: $318.5M
Due 4/15/2010
Convertible into TSTR shares at $33.33/share.
Dividends Cash Paid or PIK’d on 4/15 & 10/15
Series E:
1.9M shares convertible into TSTR shares at a
rate of 25:1. 1.2M issued on 6/10/2008
TerreStar Current Capitalization and Market Value

($Millions, except share price)	As of June 30, 2009

	Book Value	Current Market Price (1)	Market Value
Current Share Price as of 6/30/09	$1.53		$1.53
Common Shares Outstanding	139.2		139.2
Options, Warrants and Convertible Instruments	60.3		60.3
Fully Diluted Shares Outstanding	199.5		199.5
Equity Value	$305.2		$305.2

Plus:
TerreStar Networks 16.5% Notes due February 15, 2014	774.6	50.0%	387.3
TerreStar Networks 6.5% Exchangeable PIK Notes due June 15, 2014	165.8		165.8
TerreStar-2 14% Purchase Money Credit Agreement due February 5, 2013	39.5		39.5
Total Debt	979.9		592.6

Plus:
Series A Preferred Stock	90.0		90.0
Series B Preferred Stock	318.5		318.5
Series C Preferred Stock	0.0		0.0
Series D Preferred Stock	0.0		0.0
Series E Junior Preferred Stock	0.0		0.0
Total Preferred	408.5		408.5

Less: Cash and Cash Equivalents	110.8		110.8

Total Enterprise Value	$1582.80		$1195.50

Source: Company filings
(1) Per Broadpoint Capital

Questions?

Thank You!
TerreStar Contact:
Vincent Loiacono
Chief Accounting Officer
vincent.loiacono@terrestar.com